Exhibit 10.1

BUCKEYE TECHNOLOGIES INC.

SECOND AMENDMENT TO RESTRICTED STOCK PLAN

Buckeye Technologies Inc., a Delaware corporation (the “Corporation”), hereby adopts this Second Amendment to Restricted Stock Plan (“Amendment”) as of August 12, 2013 (the “Effective Date”).

Background

A.	The Corporation’s Board of Directors have previously approved the plan now known as the Buckeye Technologies Inc. Restricted Stock Plan, as amended (the “Plan”).

B.	Pursuant to the Agreement and Plan of Merger, dated April 23, 2013, by and among the Corporation, Georgia-Pacific LLC (“Georgia-Pacific”) and GP Cellulose Group LLC (the “Merger Agreement”), Georgia-Pacific has agreed to acquire the Corporation.

C.	Pursuant to the terms of the Merger Agreement, the Corporation is not permitted to issue equity grants to employees under the Plan or otherwise after April 23, 2013.

D.	Pursuant to Section 5.1 of the Plan, the Corporation’s Board of Directors (the “Board”), in its sole discretion, has the authority to amend the Plan.

E.	Accordingly, the Board has resolved to amend the Plan to discontinue the ERISA CAP Awards typically made under the Plan at the end of the Corporation’s fiscal year pursuant to Section 3.2 of the Plan.

Amendment

The Plan is amended as follows:

1.	As of the Effective Date, a new section, Section 3.2(d), shall be added to the Plan to read in its entirety as follows:

“(d) Notwithstanding any provision of the Plan to the contrary, for the fiscal year ending June 30, 2013, no grants of Restricted Stock, which a Participant may have otherwise been entitled to under Section 3.2(a) and/or Section 3.2(b) of the Plan, shall be made to any employee of the Company.”

2.	Except as defined in this Amendment or as the context otherwise requires, all capitalized terms shall have the meaning given them in the Plan.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Plan to be executed as of the 12th day of August, 2013.

BUCKEYE TECHNOLOGIES INC.

By:	/s/ John B. Crowe
John B. Crowe
Chairman and Chief Executive Officer

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